UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07173

T. Rowe Price Personal Strategy Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2011

Item 1: Report to Shareholders

Personal Strategy Income Fund	May 31, 2011

The views and opinions in this report were current as of May 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks overcame significant headwinds and generated robust returns as fallout from the ongoing European debt crisis, political and social unrest in the oil-rich Middle East and North Africa (MENA) region, and the devastating Japanese earthquake roiled markets. Non-U.S. equities also advanced, though returns varied widely across regions. Domestic bonds produced modest gains overall, with investors in higher-yielding segments of the market enjoying better returns. Non-U.S. bonds outperformed their U.S. counterparts, helped by a weaker dollar against most major currencies. In this environment, all of the Personal Strategy Funds posted solid gains and outperformed their respective benchmarks for the 6- and 12-month periods ended May 31, 2011.

MARKET ENVIRONMENT

As 2010 came to a close, U.S. economic growth regained momentum with the assistance of extensive monetary and fiscal stimulus. Business activity expanded in this accommodative environment, and consumer income and spending showed gradual improvement. However, the U.S. economy did not grow as rapidly as expected in the first quarter of 2011, and ominous clouds emerged overseas. The European sovereign debt crisis continued to simmer, while political uprisings spread across the MENA region and stoked fears of oil supply disruptions. In mid-March, a devastating earthquake and tsunami struck northeastern Japan, raising questions about the impact on global manufacturing supply chains and corporate profits in the world’s third-largest economy.

Major U.S. stock indexes steadily pushed higher before hitting resistance in late February, when the turmoil in the MENA region escalated into civil war in Libya. Markets dipped further on news of the devastation in Japan, leading many investors to fear that a significant correction was in the making. Equities proved resilient, however, and reached new highs for the year in late April amid near-record corporate earnings and a wave of merger and acquisition activity. Stocks retreated in the final month of the period as risk aversion returned in the wake of mixed economic data. U.S. mid-cap shares outperformed small- and large-caps in the six months since our last report on November 30, 2010. Value shares outperformed growth among large-cap stocks, while the reverse was true in the small- and mid-cap universes. Non-U.S. equities also advanced, though returns varied widely across regions. Non-U.S. developed markets generally outperformed emerging market equities.

U.S. bonds also generated positive returns. Commercial mortgage-backed securities and high yield bonds were among the stronger sectors as investors sought larger coupons, while investment-grade corporate bonds posted more modest gains. Treasury securities benefited from strong demand in anticipation of renewed quantitative easing but gave back some of their gains in November as yields rose across all maturities. Concern grew that the latest round of quantitative easing—the Federal Reserve’s so-called QE2 plan to purchase $600 billion in longer-term Treasury bonds—would further weaken the U.S. dollar and contribute to inflationary pressures in many overseas markets. Slow but continuing recoveries in non-U.S. developed markets helped to keep inflation and interest rates low and allowed corporations to bolster their balance sheets. Emerging markets bonds offered attractive yields while continuing their robust growth as a burgeoning middle class fuels more domestic consumption. Non-U.S. bonds outperformed their U.S. counterparts, helped by a weaker dollar against most major currencies.

PORTFOLIO REVIEW AND POSITIONING

Stocks
Large-cap value and small-cap U.S. stocks were among the funds’ strongest performers over the six months since our last report. Oil holdings such as Chevron, Schlumberger, and Baker Hughes gained as rising global energy demand and social unrest in the Middle East combined to drive oil prices higher. Among small-caps, Concho Resources’ focus on onshore drilling proved beneficial as its offshore competitors continued to struggle with fallout from the massive Macondo oil spill in the Gulf of Mexico. Non-U.S. developed market stocks also boosted fund returns over the last six months. French insurer AXA and Swedish retail bank Swedbank posted solid gains. In late February, AXA reported earnings that were in line with expectations after three years of disappointment, and the company should continue to benefit from growth in its life insurance and asset management divisions. Swedbank benefited from a relatively strong economic backdrop in the Nordic region and a significant presence in the improving economies of the Baltic region. Our allocation to U.S. large-cap growth stocks was positive in absolute terms but detracted from the fund’s returns versus its benchmark. Search engine giant Google, computer chip maker Broadcom, and wireless infrastructure operator Crown Castle International weighed on performance. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We are overweight stocks versus bonds as equities appear reasonably valued. While recent economic news indicates a modest and uneven recovery, stocks appear to be supported by favorable earnings prospects and reasonable balance sheets. We are neutral between U.S. growth and value stocks as the favorable economic and profit cycle supporting value shares is offset by the attractive valuations of growth stocks. Valuations currently favor large-cap stocks over small-caps as the latter’s strong performance has reinforced the rich pricing in the small-cap universe. U.S. growth prospects appear better than those of overseas developed markets, but we remain neutral between the two as the stronger growth has been priced into current U.S. stock valuations. We are overweight to emerging markets equities given more attractive opportunities for growth over the medium and longer term relative to non-U.S. developed equity markets.

We will be increasing the international equity exposure of the Personal Strategy Funds gradually over the coming months, moving from roughly 20% to approximately 30% of their total equity allocation. International developed and emerging market equities continue to increase as a percentage of the global equity market and now represent nearly 60% of the world market capitalization. These areas often include countries that enjoy higher gross domestic product growth rates than the U.S. and companies with higher long-term earnings growth potential or more favorable valuations, offering attractive investment opportunities that complement U.S. investments. The funds’ domestic equity exposure will be proportionately reduced so that each portfolio maintains its current overall allocation to stocks and bonds.

We will also be purchasing shares in companies that derive a substantial portion of their profits or revenues from “real assets.” Real assets include any investments that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities. Exposure to companies operating in this space is intended to expand the funds’ broad diversification and to position them to perform well under a variety of market conditions, including periods of rising inflation. We believe the additional flexibility afforded to our portfolio management team will help create long-term value for our shareholders.

Bonds
Within our fixed income portfolios, out-of-benchmark allocations to high yield, emerging markets, and non-U.S. dollar-denominated bonds provided a substantial boost to performance over the second half of the period. (The fixed income portion of the portfolio is benchmarked against the Barclays Capital U.S. Aggregate Index, which does not have an allocation to these sectors.) Security selection in our investment-grade, emerging market, and non-U.S. dollar-denominated bonds also helped to lift returns relative to the index.

We are overweight to high yield relative to investment-grade bonds following a period of strong returns and an associated decline in yield spreads relative to Treasury bonds. We favor high yield bonds given a gradually improving economy and modest default rate expectations as issuers take advantage of low rates to refinance debt and extend maturities. Yields on government bonds are above trough levels in light of U.S. fiscal and monetary stimulus measures, although interest rates remain at historically low levels. A number of factors could push Treasury yields higher, including a gradually improving U.S. economy, continued new supply of Treasuries, reduced demand as Japan begins to finance reconstruction efforts, and the wind-down of the Fed’s quantitative easing program. We increased our allocation to non-U.S. dollar-denominated bonds relative to U.S. investment-grade bonds as current U.S. monetary policy and the likelihood of persistent budget deficits could weigh on the dollar. We continue to favor emerging markets bonds over U.S. investment-grade bonds given the former’s attractive fundamentals and yields.

PERFORMANCE COMPARISON

Personal Strategy Income Fund

The Personal Strategy Income Fund gained 8.68% for the six-month period and 17.32% for the 12-month period ended May 31, 2011. As shown in the Performance Comparison table, the fund significantly outpaced each of its benchmarks over both periods. Out-of-benchmark allocations to non-U.S. dollar-denominated, high yield, and emerging markets bonds were the biggest contributors to fund performance over both periods. Security selection in the fund’s underlying portfolios also boosted returns, with particularly strong selection among large-cap value and small-cap U.S. stocks, as well as U.S. investment-grade bonds. An overweight allocation to equities versus fixed income securities was favorable as equities outperformed. Please see the Portfolio Review and Positioning section on page 3 for more information.

The fund’s target allocation to equities was 44% at the end of the current reporting period, unchanged from our previous report on November 30, 2010. The target allocation to bonds and cash was 56% at the end of the period, also unchanged from our previous report. The actual allocations may differ due to market conditions, trading environment, time horizon, and other factors.

Personal Strategy Balanced Fund

The Personal Strategy Balanced Fund gained 11.19% for the six-month period and 21.70% for the 12-month period ended May 31, 2011. As shown in the Performance Comparison table, the fund outpaced each of its benchmarks over both periods. Out-of-benchmark allocations to non-U.S. dollar-denominated, high yield, and emerging markets bonds were among the most significant contributors to fund performance over both periods. Security selection in the fund’s underlying portfolios also boosted fund returns, with particularly strong selection among large-cap value and small-cap U.S. stocks, as well as U.S. investment-grade bonds. An overweight allocation to equities versus fixed income securities was favorable as equities outperformed. However, our underweight position in small-cap versus large-cap stocks weighed on relative returns as the small-cap sector outperformed. Please see the Portfolio Review and Positioning section on page 3 for more information.

The fund’s target allocation to equities was 64% at the end of the current reporting period, unchanged from our previous report on November 30, 2010. The target allocation to bonds and cash was 36% at the end of the period, also unchanged from our previous report. The actual allocations may differ due to market conditions, trading environment, time horizon, and other factors.

Personal Strategy Growth Fund

The Personal Strategy Growth Fund gained 13.55% for the six-month period and 25.78% for the 12-month period ended May 31, 2011. As shown in the Performance Comparison table, the fund modestly outpaced the Morningstar index over both periods but led its other benchmarks by comfortable margins. Out-of-benchmark allocations to non-U.S. dollar-denominated bonds, high yield bonds, and emerging markets bonds were among the most significant contributors to fund performance over both periods. Security selection in the fund’s underlying portfolios also boosted returns, with particularly strong selection among large-cap value and small-cap U.S. stocks, non-U.S. developed market stocks, and U.S. investment-grade bonds. An overweight allocation to equities versus fixed income securities was favorable as equities outperformed. However, our underweight position in small-cap versus large-cap stocks weighed on relative returns as the small-cap sector outperformed. Please see the Portfolio Review and Positioning section on page 3 for more information.

The fund’s target allocation to equities was 84% at the end of the current reporting period, unchanged from our previous report on November 30, 2010. The target allocation to bonds and cash was 16% at the end of the period, also unchanged from our previous report. The actual allocations may differ due to market conditions, trading environment, time horizon, and other factors.

OUTLOOK

The global economy continues to recover at a modest, if uneven, pace. Corporations are in much better financial shape than they have been in some time and should do well as the global economic recovery gradually unfolds. The U.S. and other developed markets remain on a path toward moderate economic growth. Key emerging markets have largely been able to promote growth and contain inflation and should continue to benefit from increasing industrialization and expanding consumer wealth.

However, challenges remain. Public debt in the developed world continues to grow at an alarming rate, fed by extensive social welfare programs and massive economic stimulus costs. Although emerging markets generally enjoy healthier fiscal positions, policymakers in these countries face their own challenges as they try to tame mounting inflationary pressures without undermining economic growth. In an uneven economic environment, the identification of attractive long-term investment opportunities will depend on strong fundamental research, a disciplined security selection and asset allocation process, and careful attention to risk. These attributes have always formed the core of our investment approach, and we believe they will continue to add value for shareholders over the long term.

In closing, I would like to inform my fellow shareholders that I will be retiring at the end of 2011 after more than two decades with T. Rowe Price. I am pleased to announce that Charles Shriver has agreed to assume responsibility for the Personal Strategy Funds effective October 1, 2011. Charles has helped to manage the funds for the past 12 years, and we will continue to work closely over the coming months to ensure a thoughtful and seamless transition. I am extremely grateful to my fellow shareholders for the trust you have placed in me through the years, and I am confident that Charles will work hard to maintain your trust in the future.

Respectfully submitted,

Edmund M. Notzon III
Co-Chairman of the funds’ Investment Advisory Committee

Charles Shriver
Co-Chairman of the funds’ Investment Advisory Committee

June 17, 2011

The committee chairmen have day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Barclays Capital U.S. Aggregate Index: An unmanaged index that tracks investment-grade bonds, including corporate, government, and mortgage-backed securities.

Barclays Capital Global Aggregate Ex-U.S. Dollar Bond Index: An index that tracks an international basket of bonds that contained 65.8% government, 12.4% corporate, 13.5% agency, and 8.3% mortgage-related bonds as of December 31, 2008.

Citigroup 3-Month Treasury Bill Index: An unmanaged index that tracks short-term U.S. government debt instruments.

Combined index portfolios: Unmanaged portfolios composed of the following underlying indexes:

• Personal Strategy Income—40% stocks (31.6% Russell 3000 Index, 8.4% MSCI All-Country World ex-U.S.A. Index), 40% bonds (Barclays Capital U.S. Aggregate Index), and 20% money market securities (Citigroup 3-Month Treasury Bill Index).

• Personal Strategy Balanced—60% stocks (47.4% Russell 3000 Index, 12.6% MSCI All-Country World ex-U.S.A. Index), 30% bonds (Barclays Capital U.S. Aggregate Index), and 10% money market securities (Citigroup 3-Month Treasury Bill Index).

• Personal Strategy Growth—80% stocks (63.2% Russell 3000 Index, 16.8% MSCI All-Country World ex-U.S.A. Index) and 20% bonds (Barclays Capital U.S. Aggregate Index).

Credit Suisse High Yield Index: Tracks the performance of domestic noninvestment-grade corporate bonds.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Linked performance benchmark – Personal Strategy Balanced Fund: Reflects the performance of the Merrill Lynch-Wilshire Capital Market Index from June 1, 2009, through June 30, 2009, and the performance of the Morningstar Moderate Target Risk Index from July 1, 2009, through the end of the reporting period.

Linked performance benchmark – Personal Strategy Growth Fund: Reflects the performance of the Merrill Lynch-Wilshire Capital Market Index from June 1, 2009, through June 30, 2009, and the performance of the Morningstar Moderately Aggressive Target Risk Index from July 1, 2009, through the end of the reporting period.

Linked performance benchmark – Personal Strategy Income Fund: Reflects the performance of the Barclays Capital U.S. Aggregate Index from June 1, 2009, through June 30, 2009, and the performance of the Morningstar Moderately Conservative Target Risk Index from July 1, 2009, through the end of the reporting period.

Lipper Mixed-Asset Target Allocation Conservative Funds Index: A peer group benchmark that measures the performance of similar funds with a mix of between 20% and 40% equities, with the remainder invested in bonds and short-term investments.

Lipper Mixed-Asset Target Allocation Growth Funds Index: A peer group benchmark that measures the performance of similar funds with a mix of between 60% and 80% equities, with the remainder invested in bonds and short-term investments.

Lipper Mixed-Asset Target Allocation Moderate Funds Index: A peer group benchmark that measures the performance of similar funds with a mix of between 40% and 60% equities, with the remainder invested in bonds and short-term investments.

Morningstar Moderately Conservative Target Risk Index: Represents a portfolio of global equities (fixed at 40%), bonds, and other asset classes.

Morningstar Moderate Target Risk Index: Represents a portfolio of global equities (fixed at 60%), bonds, and other asset classes.

Morningstar Moderately Aggressive Target Risk Index: Represents a portfolio of global equities (fixed at 80%), bonds, and other asset classes.

MSCI All Country World ex-U.S.A. Index: An index that measures equity market performance of developed and emerging countries, excluding the U.S.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Index: An index that tracks the stocks of 500 primarily large-cap U.S. companies.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

*

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights For a share outstanding throughout each period

	Year Ended 5/31/11‡	5/31/10‡	5/31/09‡	5/31/08‡	5/31/07‡
NET ASSET VALUE					
Beginning of period	$ 14.71	$ 13.08	$ 15.49	$ 16.64	$ 15.24
Investment activities					
Net investment income	0.41(1)	0.37(1)	0.40(1)	0.50(1)	0.49(1)
Net realized and unrealized gain (loss)	2.10	1.63	(2.39)	(0.37)	1.58
Total from investment activities	2.51	2.00	(1.99)	0.13	2.07
Distributions					
Net investment income	(0.40)	(0.37)	(0.41)	(0.51)	(0.47)
Net realized gain	–	–	(0.01)	(0.77)	(0.20)
Total distributions	(0.40)	(0.37)	(0.42)	(1.28)	(0.67)
NET ASSET VALUE					
End of period	$ 16.82	$ 14.71	$ 13.08	$ 15.49	$ 16.64
Ratios/Supplemental Data					
Total return(2)	**17.32%(1)**	**15.41%(1)**	**(12.80)%(1)**	**0.85%(1)**	**13.94%(1)**
Ratio of total expenses to average net assets	0.51%(1)	0.55%(1)	0.66%(1)	0.62%(1)	0.71%(1)
Ratio of net investment income to average net assets	2.58%(1)	2.58%(1)	3.06%(1)	3.17%(1)	3.08%(1)
Portfolio turnover rate	56.3%	43.9%	67.1%	81.4%	70.0%
Net assets, end of period (in millions)	$ 1,003	$ 853	$ 678	$ 820	$ 681

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 6. Excludes expenses permanently waived 0.13%, 0.11%, 0.06%, 0.04%, and 0.03% of average net assets for the years ended 5/31/11, 5/31/10, 5/31/09, 5/31/08, and 5/31/07, respectively, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 41.3%		
CONSUMER DISCRETIONARY 6.4%		
Auto Components 0.2%		
Aisin Seiki (JPY)	7,200	267
Autoliv, GDR (SEK)	3,263	250
GKN (GBP)	95,388	346
Johnson Controls	27,200	1,077
Koito Manufacturing (JPY)	8,000	124
Strattec Security	500	12
		2,076
Automobiles 0.4%		
BMW (EUR)	5,168	458
General Motors (1)	41,400	1,317
Harley-Davidson (2)	11,200	416
Honda (JPY)	16,000	611
Nissan Motor (JPY)	32,000	321
Tesla Motors (1)	300	9
Toyota Motor (JPY)	26,600	1,107
		4,239
Distributors 0.0%		
Pool	3,368	102
		102
Diversified Consumer Services 0.2%		
Benesse Holdings (JPY)	6,700	288
H&R Block (2)	88,700	1,437
Matthews International, Class A	400	16
		1,741
Hotels, Restaurants & Leisure 1.6%		
Accor (EUR) (2)	7,086	326
BJ's Restaurants (1)	3,300	169
Bravo Brio Restaurant (1)	1,000	22
Brinker	5,100	131

Carnival (2)	82,700	3,210
Chipotle Mexican Grill (1)	2,100	607
Compass Group (GBP)	53,903	526
Gaylord Entertainment (1)	2,900	93
International Game Technology (2)	63,800	1,100
Jack In the Box (1)	5,300	118
Las Vegas Sands (1)	25,100	1,043
Marriott, Class A (2)	52,247	1,975
McDonald's	18,900	1,541
Mitchells & Butlers (GBP) (1)	45,487	239
Panera Bread, Class A (1)	1,600	200
PF Chang's China Bistro	1,400	56
Red Robin Gourmet Burgers (1)	1,800	66
Sonic (1)	4,580	53
Starbucks	68,900	2,535
Starwood Hotels & Resorts Worldwide	23,000	1,402
The Cheesecake Factory (1)	4,250	135
Wynn Resorts	2,700	396
		15,943
Household Durables 0.1%		
Ethan Allen Interiors	900	21
Leggett & Platt	200	5
Libbey (1)	3,400	54
Makita (JPY)	4,200	179
Meritage (1)	3,900	97
PDG Realty (BRL)	53,200	334
Persimmon (GBP)	62,637	495
Standard Pacific (1)	3,400	13
Tempur-Pedic (1)	500	32
		1,230
Internet & Catalog Retail 1.1%		
Amazon.com (1)	36,000	7,081

Brown Group (GBP)	21,507	103
HSN (1)	3,500	123
Liberty Media Interactive, Class A (1)	58,000	1,056
Netflix (1)	300	81
priceline.com (1)	4,700	2,422
		10,866

Leisure Equipment & Products 0.1%

Brunswick	13,700	297
Hasbro (2)	300	14
Mattel	1,000	26
Nikon (JPY)	16,300	383
		720

Media 1.3%

Aegis Group (GBP)	71,886	168
Comcast, Class A	61,800	1,455
Discovery Communications, Class C (1)	66,950	2,600
Informa (GBP)	21,758	156
Jupiter Telecommunications (JPY)	402	434
Knology (1)	4,500	70
Madison Square Garden (1)	17,175	473
Meredith	3,500	111
Omnicom	15,100	706
Scholastic	3,127	85
Television Broadcasts (HKD)	20,000	127
Time Warner (2)	58,800	2,142
Time Warner Cable, Class A	22,700	1,753
Walt Disney	42,300	1,761
WPP (GBP)	53,679	672
		12,713

Multiline Retail 0.3%

Dollar Tree (1)	1,750	111
Kohl's (2)	42,050	2,239

Parkson Retail (HKD)	157,500	240
PPR (EUR) (2)	2,968	519
		3,109
Specialty Retail 0.5%		
American Eagle Outfitters	2,700	36
ANN (1)	8,700	245
Bed Bath & Beyond (1)	22,500	1,213
CarMax (1)(2)	2,500	74
Christopher & Banks	3,825	23
Esprit Holdings (HKD)	42,079	158
Express	4,200	89
hhgregg (1)	4,100	63
Hibbett Sports (1)	3,100	129
Hot Topic	6,700	52
Inditex (EUR)	4,598	418
Kingfisher (GBP)	112,941	535
Lowe's	15,400	372
MarineMax (1)	3,300	28
Monro Muffler Brake	5,125	166
O'Reilly Automotive (1)(2)	19,800	1,190
Pier 1 Imports (1)	5,500	66
Rue21 (1)	2,400	81
Tiffany	5,700	431
Zumiez (1)	5,200	158
		5,527
Textiles, Apparel & Luxury Goods 0.6%		
Carters (1)	1,700	54
Coach	24,800	1,579
Compagnie Financiere Richemont, Class A (CHF)	15,218	993
Fossil (1)	4,500	476
Nike, Class B	16,700	1,410
Polo Ralph Lauren (2)	6,700	849

True Religion Apparel (1)	100	3
Under Armour (1)	2,600	170
Vera Bradley (1)	400	20
		5,554
Total Consumer Discretionary		63,820

CONSUMER STAPLES 1.5%

Beverages 0.3%

Anheuser-Busch InBev (EUR)	132	8
Coca-Cola	1,600	107
Kirin Holdings (JPY)	38,000	534
PepsiCo	21,820	1,552
Pernod-Ricard (EUR)	6,888	698
		2,899

Food & Staples Retailing 0.3%

Costco Wholesale	300	25
FamilyMart (JPY)	10,500	376
Fresh Market (1)	2,200	89
Kroger	27,800	690
Tesco (GBP)	208,484	1,440
The Pantry (1)	3,900	72
Walgreen	400	17
Whole Foods Market	5,200	318
		3,027

Food Products 0.5%

Archer-Daniels-Midland	14,500	470
Dairy Crest (GBP)	14,467	92
Dean Foods (1)	6,100	85
Flowers Foods	1,100	37
General Mills	15,500	616
House Foods (JPY)	5,500	90

Kellogg (2)	16,300	929
Nestle (CHF)	30,716	1,973
Seneca Foods (1)	200	5
Treehouse Foods (1)	1,000	61
Unilever (GBP)	22,559	733
		5,091
Household Products 0.2%		
Kimberly-Clark	16,150	1,103
Procter & Gamble	24,195	1,621
		2,724
Personal Products 0.2%		
Avon	44,300	1,316
Kobayashi Pharmaceutical (JPY)	1,800	86
L'Oreal (EUR)	3,427	432
		1,834
Total Consumer Staples		15,575
ENERGY 4.8%		
Energy Equipment & Services 1.2%		
Baker Hughes	17,460	1,291
Cameron International (1)	13,600	648
China Oilfield Services, H Shares (HKD) (1)	136,000	271
Complete Production Services (1)	7,000	232
FMC Technologies (1)	18,300	817
Fugro, GDS (EUR)	2,414	192
Gulf Island Fabrication	3,200	109
Halliburton	27,400	1,374
ION Geophysical (1)	5,300	53
Key Energy Services (1)	4,100	72
Modec (JPY) (2)	5,500	93
Noble (2)	28,300	1,185

Saipem (EUR)	5,685	300
Schlumberger	54,500	4,672
Union Drilling (1)	1,700	18
Weatherford International (1)	45,600	902
WorleyParsons (AUD)	5,849	188
		12,417

Oil, Gas & Consumable Fuels 3.6%

Alpha Natural Resources (1)	21,400	1,172
Beach Energy (AUD)	370,049	400
BG Group (GBP)	22,757	529
Bill Barrett (1)	5,500	245
BP, ADR	18,400	851
Chevron	37,150	3,897
Cimarex Energy	4,000	384
Cloud Peak Energy (1)	6,700	142
Concho Resources (1)	7,600	719
ConocoPhillips	6,900	505
CONSOL Energy	9,800	502
Contango Oil & Gas (1)	1,400	87
El Paso Corporation	149,700	3,151
Eni (EUR) (2)	12,000	287
EOG Resources	20,500	2,237
EQT	33,500	1,815
ExxonMobil	17,250	1,440
Forest Oil (1)	3,300	99
Geomet (1)	7,100	9
Goodrich Petroleum (1)	4,500	92
Hess	9,600	759
Murphy Oil	20,800	1,433
Nexen	79,000	1,825
Oasis Petroleum (1)	8,300	251
Occidental Petroleum	9,500	1,025
Peabody Energy	47,900	2,939

Petroleo Brasileiro, ADR	6,900	216
QEP Resources (2)	11,900	518
Range Resources (2)	10,800	604
Royal Dutch Shell, A Shares, ADR	27,150	1,939
Royal Dutch Shell, B Shares (GBP)	5,497	200
Royal Dutch Shell, B Shares, ADR	23,700	1,714
Southwestern Energy (1)	9,700	425
Spectra Energy	75,600	2,086
Statoil (NOK) (2)	30,526	806
Suncor Energy	5,900	247
Swift Energy (1)	1,800	71
Total, ADR	3,350	193
Venoco (1)	2,500	37
Westmoreland Coal (1)	2,100	36
		35,887
Total Energy		48,304

FINANCIALS 7.0%

Capital Markets 1.3%

Affiliated Managers Group (1)	500	53
Ameriprise Financial	12,640	774
Charles Schwab	15,900	286
Close Brothers Group (GBP)	13,888	183
Cohen & Steers	3,400	104
Credit Suisse (CHF)	15,657	674
Deutsche Bank (EUR) (2)	7,423	442
Financial Engines (1)	4,700	117
Franklin Resources	29,400	3,810
Gleacher (1)	7,200	16
Goldman Sachs	9,100	1,281
Invesco	53,000	1,307
KBW	2,000	42
Lazard	11,000	428

Legg Mason (2)	7,600	257
Macquarie Group (AUD)	11,515	419
Morgan Stanley	62,200	1,503
Northern Trust (2)	5,700	278
Penson Worldwide (1)	4,700	18
Piper Jaffray (1)	1,300	43
Pzena Investment Management, Class A	1,100	7
State Street	8,600	394
TD Ameritrade Holding	9,800	211
Waddell & Reed Financial, Class A	2,300	89
		12,736
Commercial Banks 2.1%		
Australia & New Zealand Banking (AUD)	36,659	869
Banco Santander (EUR)	23,552	281
Banco Santander Brasil, ADR	33,900	385
Barclays, ADR	42,825	787
BNP Paribas (EUR) (2)	11,504	900
China Citic Bank, H Shares (HKD) (1)	553,000	398
CIT Group (1)	22,800	1,011
DBS Group (SGD)	22,967	276
DNB Holdings (NOK)	55,680	840
East West Bancorp	5,383	108
Erste Group Bank (EUR) (2)	5,612	280
First Horizon National (2)	95,750	1,006
Glacier Bancorp	6,910	98
Intesa Sanpaolo (EUR) (2)	115,583	301
Intesa Sanpaolo, Rights, 6/10/11 (EUR) (1)	23,905	4
Mitsubishi UFJ Financial (JPY)	64,100	297
Nordea Bank (SEK)	51,873	610
Pinnacle Financial Partners (1)	1,400	22
PNC Financial Services Group	14,000	874
Prosperity Bancshares	3,100	136
Regions Financial (2)	180,900	1,277

Signature Bank (1)	3,600	205
Societe Generale, Class A (EUR) (2)	6,863	409
Societe Generale, Rights, 6/15/11 (EUR) (1)	6,863	—
Standard Chartered (GBP)	28,151	755
Sumitomo Mitsui Trust Holdings (JPY)	102,890	355
SunTrust	42,100	1,184
Swedbank (SEK)	36,126	673
Synovus Financial	17,100	41
TCF Financial	5,400	81
Texas Capital Bancshares (1)	4,000	100
The Bank of Yokohama (JPY)	38,000	184
U.S. Bancorp	85,300	2,184
Valley National Bancorp	6,985	95
Washington Trust Bancorp	2,300	54
Wells Fargo	125,500	3,560
WestAmerica Bank	2,200	111
Western Alliance Bancorp (1)	9,100	67
Zions Bancorporation	3,400	81
		20,899
Consumer Finance 0.5%		
American Express	63,700	3,287
Green Dot, Class A (1)	400	16
SLM Corporation (1)	103,300	1,760
		5,063
Diversified Financial Services 1.4%		
Bank of America	162,000	1,903
Bm&F Bovespa (BRL)	35,400	254
Challenger (AUD)	47,300	243
CME Group	100	29
Deutsche Boerse (EUR)	2,611	206
ING Groep, GDS (EUR) (1)	17,789	216
IntercontinentalExchange (1)	10,300	1,243

JPMorgan Chase	108,700	4,700
Mitsubishi UFJ Lease & Finance (JPY)	7,500	286
Moody's (2)	77,600	3,097
NYSE Euronext	37,200	1,354
		13,531
Insurance 1.2%		
AIA Group (HKD) (1)	119,800	423
Allstate	16,200	508
Aon	29,900	1,559
Assured Guaranty	38,600	657
AXA (EUR)	45,265	969
Fortegra Financial (1)	2,700	26
HCC Insurance Holdings	3,600	119
Infinity Property & Casualty	3,600	191
Markel (1)	350	145
Marsh & McLennan	34,800	1,067
MetLife	23,900	1,054
Munich Re (EUR)	4,162	640
Principal Financial Group	25,300	791
Prudential (GBP)	24,053	293
Prudential Financial	13,100	836
QBE Insurance (AUD)	19,371	367
RLI	1,500	90
SeaBright Holdings	2,800	28
Selective Insurance	7,700	128
Sony Financial (JPY)	26,600	485
Sun Life Financial (CAD)	22,000	692
Swiss Life (CHF) (2)	2,125	355
Willis Group Holdings	10,300	428
		11,851
Real Estate Investment Trusts (REITs) 0.3%		
Acadia Realty Trust, REIT	2,400	50

CBL & Associates Properties, REIT	9,100	175
Chesapeake Lodging Trust , REIT	3,000	53
Colony Financial, REIT	2,200	41
Cousins Properties, REIT	6,783	59
DiamondRock Hospitality, REIT	16,385	188
EastGroup Properties, REIT	3,400	160
Equity One, REIT	5,000	98
Essex Property Trust, REIT	400	55
First Potomac Realty Trust, REIT	3,900	65
Kilroy Realty, REIT	2,400	100
LaSalle Hotel Properties, REIT	3,900	109
Parkway Properties, REIT	2,500	46
Pebblebrook Hotel Trust, REIT	1,500	33
SL Green Realty, REIT	600	54
Starwood Property Trust, REIT	3,000	65
Unibail-Rodamco, REIT (EUR)	2,440	551
Westfield Retail Trust, REIT (AUD)	134,600	383
Weyerhaeuser (2)	48,185	1,038
		3,323
Real Estate Management & Development 0.2%		
CB Richard Ellis Group, Class A (1)(2)	32,400	856
Goldcrest (JPY)	4,140	91
Kerry Properties (HKD)	82,500	422
Mitsui Fudosan (JPY)	14,000	236
Soho China (HKD) (2)	422,500	364
St. Joe (1)(2)	18,800	409
		2,378
Thrifts & Mortgage Finance 0.0%		
Capitol Federal Financial	6,741	80
MGIC Investment (1)	4,200	34
Radian	8,800	44

Walker & Dunlop (1)	1,000	14
		172
Total Financials		69,953

HEALTH CARE 4.1%

Biotechnology 0.8%

Alexion Pharmaceuticals (1)	6,400	304
Alkermes (1)	5,200	95
AMAG Pharmaceuticals (1)	1,100	20
Amgen (1)	35,950	2,177
Biogen Idec (1)	2,200	208
BioMarin Pharmaceutical (1)	2,000	57
Celgene (1)	26,500	1,614
Cephalon (1)	481	38
CSL (AUD)	9,754	354
Cubist Pharmaceuticals (1)	3,300	127
Exelixis (1)	8,400	98
Gilead Sciences (1)	45,500	1,899
Idenix Pharmaceuticals (1)	4,700	22
Incyte (1)	10,600	188
ONYX Pharmaceuticals (1)	800	34
Pharmasset (1)	1,900	194
Regeneron Pharmaceuticals (1)	3,600	216
Rigel Pharmaceuticals (1)	2,900	24
Seattle Genetics (1)	2,000	39
Targacept (1)	400	9
Theravance (1)	1,000	26
Vertex Pharmaceuticals (1)	7,596	410
		8,153

Health Care Equipment & Supplies 0.6%

Angiodynamics (1)	1,500	24
Cooper Companies	800	60

Covidien	44,000	2,420
Edwards Lifesciences (1)	4,100	364
Elekta, B Shares (SEK)	12,074	525
HeartWare International (1)	300	22
Integra LifeSciences (1)	800	41
Intuitive Surgical (1)	200	70
Masimo	300	9
Meridian Bioscience	7,300	174
Stereotaxis (1)	2,900	10
Steris	2,700	97
Stryker	23,800	1,485
Terumo (JPY)	4,800	271
TomoTherapy (1)	1,900	8
Tornier (1)	500	14
Wright Medical Group (1)	3,600	56
		5,650

Health Care Providers & Services 1.1%

AMERIGROUP (1)	4,500	319
Cardinal Health	22,200	1,008
Catalyst Health Solutions (1)	2,500	152
Centene (1)	5,600	195
CIGNA	27,500	1,372
Express Scripts (1)(2)	50,700	3,020
Fresenius (EUR) (2)	6,350	669
Health Management (1)	13,500	154
Healthways (1)	1,900	31
HMS Holdings (1)	1,300	101
LifePoint Hospitals (1)	2,900	122
McKesson	31,900	2,731
Owens & Minor	2,900	100
PSS World Medical (1)	1,000	29
UnitedHealth Group	2,300	113

WellPoint	17,600	1,376
		11,492
Health Care Technology 0.0%		
Cerner (1)	400	48
MedAssets (1)	3,000	44
SXC Health Solutions (1)	800	47
Vital Images (1)	2,400	45
		184
Life Sciences Tools & Services 0.1%		
Bruker (1)	2,200	44
Thermo Fisher Scientific (1)	10,300	674
		718
Pharmaceuticals 1.5%		
Allergan	16,000	1,324
Astellas Pharma (JPY)	5,300	203
AVANIR Pharmaceuticals (1)	14,900	67
Chugai Pharmaceutical (JPY)	6,400	105
GlaxoSmithKline (GBP)	7,254	157
GlaxoSmithKline, ADR	30,400	1,321
Johnson & Johnson	27,400	1,844
Medicines Company (1)	3,500	67
Merck	57,700	2,120
Pfizer	241,909	5,189
Roche Holding - Genusscheine (CHF)	5,743	1,011
Sanofi (EUR)	19,657	1,560
Sanofi, Rights, 6/3/11 (EUR) (1)	19,125	–
Shire, ADR	2,000	191
XenoPort (1)	1,300	10
		15,169
Total Health Care		41,366

INDUSTRIALS & BUSINESS SERVICES 5.5%

Aerospace & Defense 1.1%		
American Science Engineering	1,400	121
Boeing	13,900	1,085
Finmeccanica (EUR) (2)	28,481	355
Harris (2)	5,800	287
Hexcel (1)	6,600	136
Honeywell International	48,900	2,912
Moog, Class A (1)	2,100	86
Precision Castparts	14,700	2,309
Raytheon	17,000	857
Rolls-Royce (GBP) (1)	46,816	492
Rolls-Royce, C Shares (GBP) (1)	4,154,880	7
Transdigm Group (1)	900	74
United Technologies	24,600	2,159
		10,880
Air Freight & Logistics 0.3%		
Expeditors International of Washington	17,800	940
FedEx	22,500	2,107
UTi Worldwide	3,900	87
		3,134
Airlines 0.2%		
Allegiant Travel (1)	1,800	82
Southwest Airlines	148,100	1,752
		1,834
Building Products 0.0%		
A.O. Smith	925	38
American Woodmark	2,900	58
Builders FirstSource (1)	2,700	7
Gibraltar Industries (1)	2,000	26

Quanex Building Products	4,800	95
		224

Commercial Services & Supplies 0.2%

American Reprographics (1)	8,700	82
Consolidated Graphics (1)	2,400	132
EnergySolutions	3,200	16
Knoll	3,000	58
Mine Safety Appliances	3,900	147
Multi-Color	3,600	81
Republic Services	48,000	1,513
Ritchie Bros. Auctioneers	2,300	64
Waste Connections	4,525	142
		2,235

Construction & Engineering 0.2%

Bouygues (EUR)	10,341	480
Carillion (GBP)	39,872	252
China Railway Construction, H Shares (HKD)	256,500	233
Fluor	9,100	627
Insituform Technologies (1)	1,400	36
Quanta Services (1)	2,145	42
		1,670

Electrical Equipment 0.4%

ABB (CHF)	20,893	561
Acuity Brands	5,500	335
AZZ	800	35
Emerson Electric	18,500	1,009
General Cable (1)	3,700	155
Legrand (EUR) (2)	10,013	425
Mitsubishi Electric (JPY)	67,000	756
Roper Industries (2)	4,000	334

Woodward	1,700	60
		3,670

Industrial Conglomerates 1.0%

3M	42,900	4,049
Cookson Group (GBP)	32,141	364
DCC (EUR)	15,992	494
GE	142,300	2,795
Hutchison Whampoa (HKD)	31,300	363
McDermott International (1)	8,100	172
Philips Electronics (EUR)	21,331	592
SembCorp Industries (SGD)	156,060	640
Siemens (EUR)	3,958	530
		9,999

Machinery 1.3%

3-D Systems (1)	6,200	124
Cargotec (EUR)	3,902	201
Cascade	1,300	53
Caterpillar	3,700	391
Charter International (GBP)	21,000	270
Colfax (1)	1,600	36
Cummins	1,400	147
Danaher	106,100	5,786
Deere	8,100	697
Eaton	5,700	295
EnPro Industries (1)	3,200	146
ESCO Technologies	2,900	109
Gardner Denver	3,200	268
Graco	3,300	167
Greenbrier Companies (1)	1,400	36
Harsco	1,400	47
IDEX	2,675	121
Illinois Tool Works	28,700	1,645

John Bean Technologies	3,900	77
Joy Global	5,100	457
Middleby (1)	900	77
RBC Bearings (1)	3,300	132
Stanley Black & Decker	8,500	628
Sun Hydraulics	1,500	73
Tennant	3,200	124
Terex (1)	1,000	30
Toshiba Machine (JPY)	16,000	79
Valmont Industries	2,400	241
Wabtec	1,100	74
Watts Water Technologies, Class A	2,900	101
		12,632
Marine 0.0%		
Maersk (DKK)	33	319
Nippon Yusen Kabushiki Kaish (JPY)	27,000	102
		421
Professional Services 0.0%		
CTPartners Executive Search (1)	1,100	14
Kforce (1)	5,300	72
Korn/Ferry (1)	2,700	58
RPX (1)	600	17
		161
Road & Rail 0.4%		
Celadon Group (1)	3,600	50
Central Japan Railway (JPY)	58	456
Heartland Express	412	7
Knight Transportation	9,400	161
Landstar System	2,800	132
Norfolk Southern	600	44
RailAmerica (1)	8,100	127

Union Pacific	28,600	3,002
		3,979
Trading Companies & Distributors 0.4%		
Fastenal (2)	51,000	1,692
H&E Equipment Services (1)	6,600	96
Interline Brands (1)	4,000	74
Mitsubishi (JPY)	25,800	653
Mitsui (JPY)	45,200	773
W. W. Grainger (2)	6,300	952
		4,240
Total Industrials & Business Services		55,079
INFORMATION TECHNOLOGY 7.3%		
Communications Equipment 0.9%		
ADTRAN	1,300	56
Alcatel-Lucent (EUR) (1)	78,322	443
Aruba Networks (1)	1,700	48
Blue Coat Systems (1)	1,600	37
Cisco Systems	73,700	1,238
Emulex (1)	5,800	54
Finisar (1)	3,547	85
Ixia (1)	5,400	85
Juniper Networks (1)	51,900	1,900
Meru Networks (1)	1,500	27
Motorola Mobility (1)	27,412	689
Qualcomm	69,100	4,049
Riverbed Technology (1)	100	4
Sonus Networks (1)	5,400	17
		8,732
Computers & Peripherals 1.4%		
Apple (1)	32,900	11,444

EMC (1)	61,700	1,757
Hewlett-Packard	24,600	919
NetApp (1)	800	44
Synaptics (1)	3,000	84
Xyratex (1)	3,700	35
		14,283

Electronic Equipment, Instruments & Components 0.5%

Corning	79,500	1,602
Electro Rent	2,100	32
Elster Group, ADR (1)	5,900	97
Fabrinet (1)	500	12
Hamamatsu Photonics (JPY)	10,200	417
Hosiden (JPY)	13,000	113
Measurement Specialties (1)	1,850	71
Mercury Computer Systems (1)	2,000	38
National Instruments	850	25
Newport (1)	2,400	44
Nippon Electric Glass (JPY)	31,000	439
Orbotech (1)	4,500	59
Power-One (1)	5,000	42
Rofin-Sinar Technology (1)	2,600	94
TE Connectivity	33,900	1,249
Venture (SGD)	30,000	216
		4,550

Internet Software & Services 1.5%

Baidu, ADR (1)	24,400	3,311
eBay (1)	41,700	1,300
Facebook, Acquisition Date: 3/31 - 5/19/11 Acquisition Cost $630 (1)(3)	25,203	714
Google, Class A (1)	13,200	6,983
GSI Commerce (1)	4,800	141
Kakaku.com (JPY)	45	283
OpenTable (1)	400	35

Responsys (1)	100	2
Saba Software (1)	3,200	32
Taleo, Class A (1)	1,400	52
Tencent Holdings (HKD)	68,900	1,988
Velti (1)	1,600	25
Vocus (1)	2,400	65
		14,931

IT Services 1.3%

Accenture, Class A	30,300	1,739
Amdocs (1)	10,700	326
Automatic Data Processing	1,300	72
Cielo (BRL)	5,600	140
Computer Sciences (2)	14,700	586
Fiserv (1)	2,600	168
Global Payments	2,200	114
IBM	14,400	2,433
Jack Henry & Associates	4,800	150
Logica (GBP)	70,027	159
MasterCard, Class A	10,400	2,985
NS Solutions (JPY)	5,200	91
Sapient (1)	5,600	82
Visa, Class A	32,600	2,643
Western Union	59,600	1,225
		12,913

Office Electronics 0.1%

Canon (JPY)	13,300	641
		641

Semiconductor & Semiconductor Equipment 1.0%

Advanced Analogic Technologies (1)	2,600	16
Advanced Energy Industries (1)	4,700	70
Altera	10,000	481
Analog Devices	8,400	346

Applied Materials	107,400	1,480
ASML (EUR)	13,647	533
Broadcom, Class A	36,900	1,328
Cymer (1)	900	43
Diodes (1)	1,750	51
FEI (1)	700	27
GT Solar International (1)	6,700	85
Intersil Holding, Class A	6,100	87
Kopin (1)	5,200	27
Marvell Technology Group (1)	43,000	698
National Semiconductor	1,300	32
PDF Solutions (1)	5,000	32
PMC-Sierra (1)	18,700	147
Samsung Electronics (KRW)	505	423
Semtech (1)	2,600	74
Silicon Laboratories (1)	3,100	133
SUMCO (JPY) (1)(2)	20,200	364
Supertex (1)	500	11
Taiwan Semiconductor (TWD)	141,719	379
Texas Instruments	66,900	2,362
TriQuint Semiconductor (1)	4,500	58
Xilinx (2)	32,500	1,160
		10,447

Software 0.6%

Active Network (1)	1,100	20
Ariba (1)	4,800	161
Autodesk (1)	4,500	193
Autonomy (GBP) (1)	11,922	353
Bottomline Technologies (1)	3,100	81
Cadence Design Systems (1)	17,100	183
Commvault Systems (1)	1,800	74
Concur Technologies (1)	900	45
DynaVox, Class A (1)	3,600	27

Electronic Arts (1)	36,900	901
Epiq Systems	5,900	88
FactSet Research Systems	850	94
Fortinet (1)	1,900	92
Informatica (1)	400	24
Intuit (1)	5,100	275
Microsoft	94,600	2,366
Monotype Imaging Holdings (1)	3,200	46
Nintendo (JPY)	700	163
OPNET Technologies	2,300	90
Progress Software (1)	5,800	157
Pros Holdings (1)	2,100	35
QLIK Technologies (1)	1,900	63
Quest Software (1)	4,500	102
RealD (1)	2,700	74
RealPage (1)	400	12
Salesforce.com (1)	1,200	183
Sourcefire (1)	4,300	115
SS&C Technologies Holdings (1)	4,200	82
		6,099
Total Information Technology		72,596

MATERIALS 2.1%

Chemicals 1.1%

Air Products & Chemicals	12,600	1,198
Air Water (JPY)	15,000	180
Arch Chemicals	4,000	145
Asahi Kasei (JPY)	64,000	421
BASF (EUR)	8,054	744
Hitachi Chemical (JPY)	11,000	224
Intrepid Potash (1)	1,200	39
Koppers	3,500	140
Monsanto	21,500	1,527

Mosaic (1)	300	21
Potash Corporation of Saskatchewan	15,500	877
Praxair	34,200	3,620
Rockwood Holdings (1)	5,100	268
Senomyx (1)	4,800	31
Sherwin-Williams	900	79
Showa Denko (JPY)	55,000	112
STR Holdings (1)	6,900	109
Tosoh (JPY)	32,000	128
Umicore (EUR)	9,355	516
Wacker Chemie (EUR)	2,391	534
		10,913
Construction Materials 0.1%		
CEMEX, Equity Units (MXN) (2)	238,969	208
Martin Marietta Materials	300	26
Vulcan Materials (2)	12,900	522
		756
Containers & Packaging 0.0%		
Owens-Illinois (1)	5,900	189
		189
Metals & Mining 0.6%		
AK Steel	5,600	86
AMCOL International	1,400	51
Anglo American (GBP)	24,445	1,220
BHP Billiton (AUD)	19,370	924
Compass Minerals	1,700	158
Franco Nevada (CAD)	3,200	123
Freeport-McMoRan Copper & Gold	2,400	124
Haynes International	2,200	124
Kobe Steel (JPY)	82,000	178
Rio Tinto (AUD)	11,745	1,026
Rio Tinto (GBP)	6,005	420

Vodafone, ADR	51,530	1,444
		6,431
Total Telecommunication Services		12,129
UTILITIES 1.4%		
Electric Utilities 0.7%		
Cleco	1,100	39
E.ON (EUR)	18,609	528
El Paso Electric (1)	4,200	131
Empire District Electric	1,800	35
Entergy	20,300	1,383
Exelon	27,100	1,134
FirstEnergy	22,175	989
NV Energy	4,500	71
PNM Resources	6,200	103
PPL	65,400	1,844
Scottish & Southern Energy (GBP)	39,852	906
UniSource Energy	2,200	83
		7,246
Gas Utilities 0.0%		
Southwest Gas	3,800	148
		148
Independent Power Producers & Energy Traders 0.4%		
AES (1)	149,100	1,932
EDF Energies Nouvelles (EUR)	2,709	157
GenOn Energy (1)	38,767	155
NRG Energy (1)(2)	63,800	1,580
Synthesis Energy Systems (1)	1,300	3
		3,827
Multi-Utilities 0.3%		
CenterPoint Energy	40,300	779

GDF Suez (EUR)	16,908	623
MDU Resources Group	38,200	903
NiSource (2)	35,000	710
Northwestern	1,400	46
OGE Energy	2,700	138
		3,199
Total Utilities		14,420
Total Common Stocks (Cost $279,698)		413,905
PREFERRED STOCKS 0.1%		
CONSUMER DISCRETIONARY 0.1%		
Automobiles 0.1%		
Volkswagen (EUR)	4,405	784
Total Consumer Discretionary		784
Total Preferred Stocks (Cost $342)		784
CONVERTIBLE PREFERRED STOCKS 0.2%		
ENERGY 0.0%		
Oil, Gas & Consumable Fuels 0.0%		
GeoMet	768	10
Total Energy		10
FINANCIALS 0.2%		
Commercial Banks 0.1%		
Fifth Third Bancorp	6,900	993
Synovus Financial	3,100	71
		1,064

Diversified Financial Services 0.1%		
Citigroup	7,800	936
		936
Insurance 0.0%		
Assured Guaranty	1,150	80
		80
Total Financials		2,080
INFORMATION TECHNOLOGY 0.0%		
Communications Equipment 0.0%		
Silver Spring Networks, Acquisition Date: 12/11/09 Acquisition Cost $46 (1)(3)	4,600	28
Total Information Technology		28
UTILITIES 0.0%		
Electric Utilities 0.0%		
PPL	4,200	244
Total Utilities		244
Total Convertible Preferred Stocks (Cost $1,561)		2,362
CONVERTIBLE BONDS 0.0%		
International Game Technology, 3.25%, 5/1/14	156,000	185
Terex, 4.00%, 6/1/15	11,000	22
U.S. Steel, 4.00%, 5/15/14	65,000	104
Total Convertible Bonds (Cost $232)		311
CORPORATE BONDS 6.7%		
ACE INA Holdings, 5.70%, 2/15/17	305,000	344
Affiliated Computer Services, 5.20%, 6/1/15	65,000	71

Aflac, 8.50%, 5/15/19	310,000	385
Allegheny Energy Supply, 6.75%, 10/15/39 (4)	200,000	204
Allegheny Technologies, 5.95%, 1/15/21	440,000	479
Allstate, 7.45%, 5/16/19	195,000	237
Altria Group, 4.125%, 9/11/15	195,000	208
Altria Group, 4.75%, 5/5/21	425,000	428
Altria Group, 9.25%, 8/6/19	250,000	330
AMB Property, 4.50%, 8/15/17	220,000	225
AMB Property, 6.625%, 12/1/19	175,000	196
America Movil, 5.625%, 11/15/17	330,000	375
American Tower, 7.25%, 5/15/19	265,000	306
American Tower Trust, 5.957%, 4/15/37 (4)	315,000	339
Ameriprise Financial, 7.30%, 6/28/19	225,000	276
Anglogold Ashanti Holdings, 5.375%, 4/15/20	195,000	200
Anheuser-Busch InBev, 5.375%, 11/15/14	280,000	313
Anheuser-Busch InBev, 5.375%, 1/15/20	510,000	564
Apache, 5.10%, 9/1/40	370,000	364
Appalachian Power, 6.375%, 4/1/36	140,000	152
Arcelormittal, 3.75%, 8/5/15	445,000	457
Assured Guaranty, VR, 6.4%, 12/15/66 (4)	175,000	140
AT&T, 5.625%, 6/15/16	385,000	437
AT&T, 6.45%, 6/15/34	445,000	484
Bank of America, 5.65%, 5/1/18	420,000	448
Bank of America, 5.75%, 8/15/16	95,000	102
Bank of America, 7.375%, 5/15/14	140,000	160
Bank of America Capital Trust VI, 5.625%, 3/8/35	360,000	326
Bank of Nova Scotia, 2.90%, 3/29/16	240,000	246
Bank One, 5.25%, 1/30/13	835,000	889
Banque PSA Finance, 4.375%, 4/4/16 (4)	375,000	384

Barclays Bank, 5.20%, 7/10/14	220,000	241
Barclays Bank, 6.75%, 5/22/19	220,000	254
Barrick North America Finance, 5.70%, 5/30/41 (4)	415,000	415
BB&T Capital Trust II, 6.75%, 6/7/36	165,000	173
Berkshire Hathaway Finance, 4.25%, 1/15/21	270,000	276
Black Hills, 6.50%, 5/15/13	160,000	173
BNP Paribas, 5.00%, 1/15/21	260,000	266
Boardwalk Pipelines, 5.50%, 2/1/17	125,000	138
Boston Properties, 4.125%, 5/15/21	160,000	155
BP Capital Markets, 3.125%, 10/1/15	225,000	230
BPCE, 2.375%, 10/4/13 (4)	225,000	226
British Sky Broadcasting, 6.10%, 2/15/18 (4)	235,000	268
Broadcom, 2.375%, 11/1/15 (4)	70,000	70
Buckeye Partners, 4.875%, 2/1/21	70,000	72
Buckeye Partners, 5.50%, 8/15/19	230,000	250
Buckeye Partners, 6.05%, 1/15/18	125,000	141
Bunge Finance, 5.90%, 4/1/17	270,000	297
Bunge Limited Finance, 4.10%, 3/15/16	110,000	115
Burlington Northern Santa Fe, 5.05%, 3/1/41	215,000	206
Burlington Northern Santa Fe, 5.40%, 6/1/41	230,000	230
Canadian Natural Resources, 6.25%, 3/15/38	250,000	280
Capital One Financial, 7.375%, 5/23/14	195,000	227
Cardinal Health, 4.625%, 12/15/20	255,000	260
Celulosa Arauco y Constitucion, 5.00%, 1/21/21	65,000	65
Celulosa Arauco y Constitucion, 5.125%, 7/9/13	190,000	201
CenterPoint Energy, 5.85%, 1/15/41 (4)	75,000	78
Citigroup, 4.587%, 12/15/15	200,000	212
Citigroup, 5.375%, 8/9/20	565,000	592
Citigroup, 5.50%, 10/15/14	160,000	175

Citigroup, 6.125%, 5/15/18	445,000	495
Citigroup, 6.50%, 8/19/13	275,000	302
Citigroup, 8.50%, 5/22/19	215,000	269
Cliffs Natural Resources, 4.875%, 4/1/21	260,000	265
CNA Financial, 5.875%, 8/15/20	220,000	236
Coca-Cola, 1.50%, 11/15/15	405,000	398
Coca-Cola FEMSA, 4.625%, 2/15/20	125,000	130
Comcast, 5.70%, 5/15/18	170,000	191
Constellation Energy Group, 5.15%, 12/1/20	330,000	344
Consumers Energy, 6.00%, 2/15/14	195,000	217
Continental Airlines, 4.75%, 1/12/21	85,000	82
Continental Airlines, 7.25%, 5/10/21	199,903	216
Cox Communications, 6.25%, 6/1/18 (4)	210,000	240
Crown Castle Towers, 6.113%, 1/15/40 (4)	370,000	406
DCP Midstream Operating, 3.25%, 10/1/15	195,000	197
Delta Air Lines, 5.30%, 4/15/19	60,000	60
Delta Air Lines, 7.75%, 6/17/21	97,621	107
Delta Air Lines, ETC, 4.95%, 5/23/19	78,854	79
Diamond Offshore Drilling, 5.15%, 9/1/14	120,000	132
Diamond Offshore Drilling, 5.875%, 5/1/19	115,000	130
DirecTV Holdings, 3.55%, 3/15/15	225,000	236
DirecTV Holdings, 5.875%, 10/1/19	405,000	451
Discovery Communications, 5.625%, 8/15/19	145,000	160
Dominion Resources, 2.25%, 9/1/15	150,000	150
Dow Chemical, 2.50%, 2/15/16	180,000	179
Dow Chemical, 8.55%, 5/15/19	295,000	382
EDP Finance, 4.90%, 10/1/19 (4)	310,000	283
El Paso Natural Gas, 5.95%, 4/15/17	80,000	91
Enbridge Energy Partners, 5.20%, 3/15/20	55,000	60

Enbridge Energy Partners, 5.50%, 9/15/40	135,000	133
Enel Finance International, 6.00%, 10/7/39 (4)	410,000	383
Enogex, 6.25%, 3/15/20 (4)	110,000	123
Ensco, 3.25%, 3/15/16	370,000	377
Enterprise Products Operations, 3.20%, 2/1/16	150,000	153
Enterprise Products Operations, 5.95%, 2/1/41	95,000	97
Enterprise Products Operations, 7.55%, 4/15/38	240,000	293
EOG Resources, 2.50%, 2/1/16	230,000	231
EOG Resources, 5.875%, 9/15/17	170,000	196
ERAC USA Finance, 4.50%, 8/16/21 (4)	135,000	136
ERAC USA Finance, 5.25%, 10/1/20 (4)	200,000	213
Exelon Generation, 6.25%, 10/1/39	135,000	141
Express Scripts, 3.125%, 5/15/16	240,000	243
Express Scripts, 6.25%, 6/15/14	145,000	164
Federal Realty Investment Trust, 5.90%, 4/1/20	30,000	33
Federal Realty Investment Trust, 6.00%, 7/15/12	125,000	132
Fifth Third Bancorp, 3.625%, 1/25/16	190,000	194
Fifth Third Bancorp, 6.25%, 5/1/13	205,000	223
Fifth Third Bancorp, 8.25%, 3/1/38	200,000	248
FirstEnergy Solutions, 4.80%, 2/15/15	230,000	246
Freeport-McMoRan Copper & Gold, 8.375%, 4/1/17	200,000	219
GATX, 3.50%, 7/15/16	125,000	128
GATX, 4.85%, 6/1/21	270,000	271
GE Capital, 2.10%, 1/7/14	1,055,000	1,071
GE Capital, 4.625%, 1/7/21	945,000	959
GE Capital, 5.30%, 2/11/21	265,000	278
Georgia Power, 4.75%, 9/1/40	280,000	263
Goldman Sachs Group, 3.625%, 2/7/16	540,000	540
Goldman Sachs Group, 3.70%, 8/1/15	310,000	316

Goldman Sachs Group, 6.15%, 4/1/18	435,000	476
Goldman Sachs Group, 6.25%, 2/1/41	190,000	193
Goldman Sachs Group, 6.75%, 10/1/37	715,000	719
Goldman Sachs Capital I, 6.345%, 2/15/34	194,000	186
Grupo Televisa, 6.625%, 1/15/40	145,000	159
HBOS, 6.00%, 11/1/33 (4)	395,000	322
Health Care REIT, 4.70%, 9/15/17	220,000	228
Hess, 6.00%, 1/15/40	170,000	179
Hess, 7.875%, 10/1/29	100,000	128
Hess, 8.125%, 2/15/19	85,000	109
Holcim, 6.00%, 12/30/19 (4)	200,000	217
Home Depot, 5.40%, 3/1/16	245,000	275
Home Depot, 5.95%, 4/1/41	90,000	94
Hospitality Properties Trust, 5.625%, 3/15/17	205,000	217
HSBC Holdings, 5.10%, 4/5/21	580,000	603
HSBC Holdings, 6.50%, 5/2/36	130,000	139
International Lease Finance, 6.625%, 11/15/13	275,000	289
Inversiones, 4.75%, 1/19/18 (4)	130,000	131
Jefferies Group, 5.875%, 6/8/14	143,000	157
Jefferies Group, 6.25%, 1/15/36	185,000	177
JPMorgan Chase, 6.00%, 1/15/18	755,000	851
JPMorgan Chase Capital XXII, 6.45%, 1/15/87	220,000	225
JPMorgan Chase Capital XXVII, 7.00%, 11/1/39	305,000	314
KeyCorp, 3.75%, 8/13/15	350,000	364
KeyCorp, 5.10%, 3/24/21	95,000	98
Kilroy Realty, 6.625%, 6/1/20	240,000	264
Kinder Morgan Finance, 5.70%, 1/5/16	280,000	296
Korea Hydro & Nuclear Power, 3.125%, 9/16/15 (4)	100,000	100
Kraft Foods, 6.50%, 2/9/40	225,000	254

L-3 Communications, 4.75%, 7/15/20	270,000	278
LG&E & KU Energy, 2.125%, 11/15/15 (4)	210,000	205
Life Technologies, 3.50%, 1/15/16	220,000	226
Life Technologies, 4.40%, 3/1/15	165,000	176
Lowe's, 2.125%, 4/15/16	175,000	174
Macy's, 5.35%, 3/15/12	170,000	177
Marathon Oil, 6.00%, 10/1/17	265,000	307
Marathon Oil, 6.60%, 10/1/37	80,000	91
Massachusetts Electric, 5.90%, 11/15/39 (4)	225,000	242
MDC Holdings, 5.50%, 5/15/13	270,000	285
Medco Health Solutions, 2.75%, 9/15/15	105,000	106
Merrill Lynch, 5.45%, 2/5/13	265,000	282
Merrill Lynch, 6.875%, 4/25/18	705,000	802
Merrill Lynch, 7.75%, 5/14/38	295,000	346
Monongahela Power, 5.70%, 3/15/17 (4)	70,000	78
Morgan Stanley, 4.00%, 7/24/15	665,000	690
Morgan Stanley, 4.20%, 11/20/14	610,000	638
Morgan Stanley, 6.00%, 4/28/15	1,115,000	1,233
Morgan Stanley, 6.625%, 4/1/18	265,000	298
Morgan Stanley, 7.30%, 5/13/19	665,000	765
Nabors Industries, 6.15%, 2/15/18	110,000	123
Nabors Industries, 9.25%, 1/15/19	170,000	220
NBC Universal, 5.15%, 4/30/20 (4)	605,000	647
NBC Universal, 5.95%, 4/1/41 (4)	185,000	191
Nevada Power, 5.45%, 5/15/41	125,000	127
Nevada Power, 6.65%, 4/1/36	190,000	224
News America, 6.40%, 12/15/35	545,000	578
NiSource Finance, 6.25%, 12/15/40	105,000	111
Noble Energy, 6.00%, 3/1/41	210,000	221

Noble Holding International, 6.05%, 3/1/41	125,000	132
Nordea Bank, 4.875%, 5/13/21 (4)	410,000	412
Northern States Power, 5.35%, 11/1/39	120,000	128
NuStar Logistics, 4.80%, 9/1/20	200,000	206
O'Reilly Automotive, 4.875%, 1/14/21	260,000	265
ONEOK Partners, 3.25%, 2/1/16	165,000	168
PacifiCorp, 6.25%, 10/15/37	360,000	416
Partnerre Finance, 5.50%, 6/1/20	285,000	294
Plains All American Pipeline, 5.75%, 1/15/20	205,000	226
Plains All American Pipeline, 6.50%, 5/1/18	125,000	144
PNC Funding, 3.625%, 2/8/15	50,000	53
PNC Funding, 4.375%, 8/11/20	200,000	206
PNC Funding, 5.625%, 2/1/17	230,000	254
PNC Funding, 6.70%, 6/10/19	120,000	142
PPL WEM Holdings, 3.90%, 5/1/16 (4)	335,000	341
Principal Financial Group, 6.05%, 10/15/36	185,000	199
Principal Life Global Funding I, 5.125%, 10/15/13 (4)	210,000	228
Progress Energy, 4.40%, 1/15/21	330,000	340
Provident, 7.00%, 7/15/18	265,000	300
Prudential Financial, 4.75%, 9/17/15	320,000	347
Public Service Company of Oklahoma, 5.15%, 12/1/19	80,000	86
Raymond James Financial, 4.25%, 4/15/16	70,000	72
RCI Banque, 4.60%, 4/12/16 (4)	280,000	288
Reckson Operating Partnership, 6.00%, 3/31/16	165,000	179
Regency Centers, 5.875%, 6/15/17	100,000	112
Regions Financial, 5.75%, 6/15/15	95,000	97
Reinsurance Group of America, 5.00%, 6/1/21	225,000	225
Reinsurance Group of America, 6.45%, 11/15/19	130,000	145
Reliance Holdings, 4.50%, 10/19/20 (4)	250,000	238

Republic Services, 5.70%, 5/15/41	165,000	167
Reynolds American, 7.25%, 6/1/13	300,000	333
Rio Tinto Finance, 4.125%, 5/20/21	410,000	409
Roper Industries, 6.25%, 9/1/19	215,000	243
Royal Bank of Scotland, 3.40%, 8/23/13	335,000	344
SBA Tower Trust, 4.254%, 4/15/40 (4)	240,000	249
SLM Corporation, 5.125%, 8/27/12	110,000	114
SLM Corporation, 8.45%, 6/15/18	240,000	271
Societe Generale, 3.50%, 1/15/16 (4)	245,000	249
Southwest Airlines, 5.125%, 3/1/17	270,000	290
Standard Chartered, 3.85%, 4/27/15 (4)	240,000	251
Sun Life Financial Global Funding, FRN, 0.547%, 10/6/13 (4)	280,000	278
SunTrust Banks, 3.60%, 4/15/16	185,000	189
Talisman Energy, 3.75%, 2/1/21	340,000	327
Tampa Electric, 6.15%, 5/15/37	270,000	308
Teck Resources Limited, 10.25%, 5/15/16	125,000	150
TECO Finance, 5.15%, 3/15/20	185,000	199
Telecom Italia Capital, 5.25%, 11/15/13	400,000	426
Telecom Italia Capital, 6.175%, 6/18/14	110,000	120
Telefonica Emisiones, 3.992%, 2/16/16	240,000	246
Telefonica Emisiones, 6.221%, 7/3/17	510,000	571
Texas Gas Transmission, 5.50%, 4/1/13 (4)	179,000	191
The Travelers Companies, 3.90%, 11/1/20	90,000	88
Time Warner, 6.875%, 6/15/18	775,000	916
Travel Channel, 3.55%, 1/15/15 (4)	275,000	290
U.S. Bancorp, 3.442%, 2/1/16	295,000	300
UBS AG Stamford, 4.875%, 8/4/20	250,000	260
UnitedHealth Group, 3.875%, 10/15/20	95,000	94
UnitedHealth Group, 4.70%, 2/15/21	110,000	115

Ally Master Owner Trust Series 2011-3, Class A2 1.81%, 5/15/16	565,000	565
American Express Credit Account Master Trust Series 2006-2, Class B 5.55%, 1/15/14	195,000	195
AmeriCredit Automobile Receivables Trust Series 2010-2, Class B 2.73%, 3/9/15	366,000	373
AmeriCredit Automobile Receivables Trust Series 2011-2, Class A3 1.61%, 10/8/15	435,000	437
Chase Funding Mortgage Loan Series 2002-2, Class 1M1 5.599%, 9/25/31	23,385	17
CNH Equipment Trust Series 2010-A, Class A4 2.49%, 1/15/16	515,000	530
Countrywide Home Equity Loan Trust Series 2004-BC1, Class M2, VR 1.799%, 1/25/34	106,239	78
Ford Credit Floorplan Master Owner Series 2010-3, Class C 4.99%, 2/15/17 (4)	570,000	623
GE Equipment Midticket Series 2010-1, Class A4 1.47%, 7/14/15 (4)	1,000,000	990
GE Equipment Small Ticket Series 2011-1, Class A3 1.45%, 1/21/18 (4)	295,000	300
Hyundai Auto Receivables Trust Series 2011-A, Class A4 1.78%, 12/15/15	530,000	537
Marriott Vacation Club Owner Trust Series 2006-1A, Class A 5.737%, 4/20/28 (4)	173,639	179
Marriott Vacation Club Owner Trust Series 2006-2A, Class A 5.362%, 10/20/28 (4)	55,152	57

Navistar Financial Owner Trust Series 2010, Class B 4.17%, 10/20/14 (4)	495,000	511
Smart Trust Australia Series 2011-1USA, Class A3A 1.77%, 10/14/14 (4)	295,000	297
Toyota Auto Receivables Owner Trust Series 2010-A, Class A4 1.86%, 5/16/16	600,000	610
Total Asset-Backed Securities (Cost $7,056)		7,181

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 1.6%

Banc of America Commercial Mortgage Series 2003-1, Class A2 4.648%, 9/11/36	400,000	417
Banc of America Commercial Mortgage Series 2005-3, Class A2 4.501%, 7/10/43	315,855	318
Banc of America Commercial Mortgage Series 2007-1, Class AAB 5.422%, 1/15/49	1,150,000	1,196
Bank of America Mortgage Securities Series 2004-A, Class 2A2, CMO, ARM 2.829%, 2/25/34	65,820	54
Bank of America Mortgage Securities Series 2004-D, Class 2A2, CMO, ARM 2.878%, 5/25/34	39,362	34
Bank of America Mortgage Securities Series 2004-H, Class 2A2, CMO, ARM 3.166%, 9/25/34	48,246	43
Bank of America Mortgage Securities Series 2004-I, Class 3A2, CMO, ARM 4.808%, 10/25/34	27,882	26
Bank of America Mortgage Securities Series 2005-J, Class 2A1, CMO, ARM 3.122%, 11/25/35	286,005	231

Bank of America Mortgage Securities Series 2005-J, Class 3A1, CMO, ARM 5.24%, 11/25/35	132,378	126
Bear Stearns Commercial Mortgage Securities Series 2007-PW15, Class AAB 5.315%, 2/11/44	560,000	584
Bear Stearns Commercial Mortgage Securities Series 2007-PW17, Class A1 5.282%, 6/11/50	494,000	504
Bear Stearns Commercial Mortgage Securities Series 2007-PW17, Class A4, VR 5.694%, 6/11/50	385,000	424
Citigroup/Deutsche Bank Commercial Mortgage Series 2005-CD1, Class A4, VR 5.22%, 7/15/44	475,000	523
Citigroup/Deutsche Bank Commercial Mortgage Series 2006-CD3, Class A5 5.617%, 10/15/48	220,000	242
Citigroup/Deutsche Bank Commercial Mortgage Series 2006-CD3, Class AAB 5.608%, 10/15/48	550,000	588
Commercial Mortgage Loan Trust Series 2008-LS1, Class A4B, VR 6.012%, 12/10/49	190,000	210
Commercial Mortgage PTC Series 2007-C9, Class A4, VR 5.815%, 12/10/49	295,000	329
Credit Suisse First Boston Mortgage Securities Series 2005-C2, Class A4 4.832%, 4/15/37	550,000	587
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39	900,000	976
Fosse Master Issuer, Series 2011-1A, Class A2, CMO ARM, 1.619%, 10/18/54 (4)	215,000	216
GMAC Commercial Mortgage Securities Series 2001-C2, Class A2 6.70%, 4/15/34	61,251	61

Greenwich Capital Commercial Funding Series 2005-GG3, Class AAB 4.619%, 8/10/42	114,677	118
JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP4, Class ASB, VR 4.824%, 10/15/42	571,103	597
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB14, Class A4, VR 5.481%, 12/12/44	1,000,000	1,099
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP9, Class A3 5.336%, 5/15/47	520,000	559
JPMorgan Chase Commercial Mortgage Securities Series 2007-C1, Class A4 5.716%, 2/15/51	970,000	1,058
JPMorgan Chase Commercial Mortgage Securities Series 2011-C3A, Class B, VR 5.013%, 2/16/46 (4)	235,000	242
JPMorgan Mortgage Acquisition Series 2007-CH1, Class AV2, CMO, VR 0.254%, 11/25/36	15,491	15
JPMorgan Mortgage Trust Series 2007-A1,Class 1A1, CMO, ARM 3.006%, 7/25/35	293,951	265
LB-UBS Commercial Mortgage Trust Series 2005-C1, Class A4 4.742%, 2/15/30	925,000	985
LB-UBS Commercial Mortgage Trust Series 2006-C4, Class A4, VR 5.877%, 6/15/38	680,000	759
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class A4 5.372%, 9/15/39	335,000	367
Merrill Lynch Mortgage Investors Series 2005-WMC1, Class M1, CMO, VR 0.694%, 9/25/35	95,103	82
Merrill Lynch Mortgage Trust Series 2007-C1, Class A4, VR 5.826%, 6/12/50	415,000	458

Morgan Stanley Capital I Series 2007-IQ14, Class A4, VR 5.692%, 4/15/49	585,000	633
Sequoia Mortgage Trust Series 2010-H1, Class A1, CMO, ARM 3.75%, 2/25/40	67,535	67
WaMu Mortgage PTC Series 2005-AR12, Class 2A1, CMO, ARM 4.976%, 9/25/35	25,853	25
Wells Fargo Mortgage Backed Securities Trust Series 2003-O, Class 5A1, CMO, ARM 4.83%, 1/25/34	124,617	125
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR2, Class 2A2, CMO, ARM 2.742%, 3/25/35	108,699	91
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class B, VR 5.174%, 2/15/44 (4)	445,000	462
Total Non-U.S. Government Mortgage-Backed Securities (Cost $14,348)		15,696

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 9.4%

U.S. Government Agency Obligations 9.1% (5)

Federal Home Loan Mortgage		
4.00%, 9/1/40 - 2/1/41	3,309,139	3,332
4.50%, 11/1/18 - 9/1/40	4,836,455	5,034
5.00%, 10/1/18 - 8/1/40	4,600,294	4,909
5.50%, 3/1/18 - 10/1/38	2,638,784	2,863
6.00%, 10/1/16 - 8/1/38	1,625,889	1,793
6.50%, 3/1/32 - 9/1/34	472,423	540
7.00%, 11/1/30 - 6/1/32	18,239	21
Federal Home Loan Mortgage, ARM		
2.702%, 7/1/35	38,127	40
2.94%, 9/1/32	4,571	5

5.148%, 2/1/37	195,068	205
5.407%, 2/1/37	394,295	415
5.773%, 2/1/37	191,218	200
5.931%, 12/1/36	139,064	150
5.986%, 10/1/36	203,058	219
6.013%, 11/1/36	209,567	226
6.034%, 1/1/37	58,496	61
6.091%, 10/1/36	255,102	275
6.236%, 8/1/36	183,998	199
Federal Home Loan Mortgage, CMO		
5.50%, 8/15/16	457,433	493
6.50%, 8/15/30	57,832	58
Federal Home Loan Mortgage, CMO, IO, 4.50% 5/15/16 - 4/15/18	25,677	1
Federal National Mortgage Assn.		
3.50%, 1/1/26	564,115	576
4.00%, 10/1/25 - 12/1/40	4,575,823	4,663
4.50%, 5/1/19 - 4/1/41	22,002,434	22,934
5.00%, 6/1/18 - 7/1/40	9,701,056	10,387
5.50%, 1/1/17 - 9/1/40	9,719,718	10,592
6.00%, 3/1/21 - 4/1/40	8,211,974	9,081
6.50%, 5/1/17 - 8/1/38	3,119,214	3,536
7.00%, 1/1/31 - 7/1/37	72,920	83
Federal National Mortgage Assn., ARM		
2.561%, 11/1/35	99,507	105
5.886%, 8/1/36	173,748	180
5.891%, 12/1/36	116,611	122
Federal National Mortgage Assn., CMO, IO, 6.50%, 2/1/32	20,339	5
Federal National Mortgage Assn., TBA		
4.00%, 1/1/26	1,361,000	1,418

4.50%, 1/1/35	877,000	911
5.00%, 1/1/35	550,000	585
5.50%, 1/1/34	4,489,000	4,866
6.00%, 1/1/34	41,000	45
		91,128
U.S. Government Obligations 0.3%		
Government National Mortgage Assn.		
4.50%, 11/20/40	2,159,918	2,282
5.00%, 7/15/33 - 8/15/33	333,234	365
5.50%, 7/15/33 - 11/15/34	273,142	304
6.00%, 5/15/26 - 11/20/33	109,573	122
6.50%, 2/15/28 - 12/20/33	186,397	214
7.00%, 3/15/13 - 7/20/27	31,845	36
7.50%, 11/15/25 - 6/15/32	14,209	16
8.00%, 3/15/22 - 10/20/25	3,635	4
		3,343
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $91,534)		94,471

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 4.6%

U.S. Government Agency Obligations 0.3% (6)		
Federal Home Loan Bank, 5.25%, 6/18/14 (2)	700,000	791
Federal Home Loan Bank, 5.60%, 6/28/11	530,000	532
Federal National Mortgage Assn., 4.375%, 9/15/12	500,000	526
Federal National Mortgage Assn., 4.375%, 10/15/15	925,000	1,032
Federal National Mortgage Assn., 4.875%, 12/15/16	200,000	229
Federal National Mortgage Assn., 7.125%, 1/15/30	65,000	88
		3,198

U.S. Treasury Obligations 4.3%		
U.S. Treasury Bonds, 4.625%, 2/15/40	6,230,000	6,673
U.S. Treasury Bonds, 6.75%, 8/15/26	850,000	1,155
U.S. Treasury Notes, 1.125%, 1/15/12	80,000	80
U.S. Treasury Notes, 1.25%, 3/15/14	2,110,000	2,141
U.S. Treasury Notes, 1.75%, 8/15/12 (7)	5,610,000	5,711
U.S. Treasury Notes, 2.25%, 5/31/14 (2)	5,750,000	5,999
U.S. Treasury Notes, 2.625%, 7/31/14	9,435,000	9,955
U.S. Treasury Notes, 2.625%, 4/30/16	295,000	309
U.S. Treasury Notes, 2.625%, 8/15/20	3,530,000	3,441
U.S. Treasury Notes, 2.75%, 2/15/19	1,960,000	1,989
U.S. Treasury Notes, 3.125%, 9/30/13	5,405,000	5,727
		43,180
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $44,931)		46,378

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 0.5%

Abu Dhabi National Energy, 5.62%, 10/25/12 (4)	395,000	413
Codelco, 7.50%, 1/15/19 (4)	140,000	173
Electricite de France, 6.95%, 1/26/39 (4)	185,000	228
Government of Bermuda, 5.603%, 7/20/20 (4)	100,000	109
National Gas of Trinidad & Tobago, 6.05%, 1/15/36 (4)	115,000	110
Pemex Project Funding Master Trust, 5.75%, 3/1/18	555,000	604
Pemex Project Funding Master Trust, 6.625%, 6/15/35	45,000	47
Petrobras International Finance, 5.75%, 1/20/20	110,000	117
Petrobras International Finance, 5.875%, 3/1/18	265,000	288
Petrobras International Finance, 7.875%, 3/15/19	135,000	163
Petroleos Mexicanos, 6.50%, 6/2/41 (4)	105,000	106

Republic of Brazil, 11.00%, 8/17/40	325,000	444
Republic of Chile, 3.875%, 8/5/20	160,000	160
Republic of Lithuania, 6.75%, 1/15/15 (4)	325,000	364
Republic of Poland, 3.875%, 7/16/15	190,000	197
Republic of South Africa, 5.50%, 3/9/20	290,000	316
Republic of South Africa, 6.50%, 6/2/14	165,000	186
Swedish Export Credit, 5.125%, 3/1/17	465,000	524
United Mexican States, 6.375%, 1/16/13	215,000	233
Total Foreign Government Obligations & Municipalities (Cost $4,305)		4,782

MUNICIPAL SECURITIES 0.7%

Arizona 0.0%

Salt River Project Agricultural Improvement & Power Dist. Build America, 4.839%, 1/1/41	180,000	172
		172

California 0.1%

Bay Area Toll Auth., Build America, 6.263%, 4/1/49	225,000	249
East Bay Municipal Utility Dist., Build America, 5.874%, 6/1/40	385,000	414
Los Angeles Airport, Build America, 7.053%, 5/15/40	205,000	224
San Diego County Water Auth., Build America, 6.138%, 5/1/49	115,000	120
		1,007

Colorado 0.0%

Regional Transportation Dist., 5.00%, 11/1/38	205,000	212
		212

District of Columbia 0.0%

District of Columbia, 5.25%, 12/1/34	205,000	218
District of Columbia, Build America, 5.591%, 12/1/34	50,000	54
		272

Florida 0.1%		
Florida Board of Ed., Lottery, 5.00%, 7/1/20	485,000	555
		555
Illinois 0.1%		
Chicago Transit Auth., Regional Transportation Auth. 6.899%, 12/1/40	270,000	293
Chicago, O'Hare Int'l. Airport, Build America, 6.395%, 1/1/40	180,000	192
Metropolitan Water Reclamation Dist. of Greater Chicago Build America, 5.72%, 12/1/38	325,000	346
		831
Kansas 0.0%		
Kansas Dev. Fin. Auth., Public Employee Retirement 5.501%, 5/1/34 (8)	130,000	129
		129
Maryland 0.1%		
Maryland Transportation Auth., Build America, 5.754%, 7/1/41	410,000	437
Maryland Transportation Auth., Build America, 5.888%, 7/1/43	155,000	168
		605
New York 0.1%		
Metropolitan Transportation Auth., Dedicated Tax Fund Build America, 7.336%, 11/15/39	70,000	87
New York City, Build America, 5.846%, 6/1/40	110,000	117
New York City Housing Dev. Corp., 6.42%, 11/1/27	90,000	93
New York City Municipal Water Fin. Auth., Build America 5.952%, 6/15/42	110,000	123
New York City Transitional Fin. Auth., Build America 5.508%, 8/1/37	435,000	456
Tompkins County IDA, Cornell Univ., 5.00%, 7/1/37	205,000	211
		1,087

Oregon 0.0%		
Oregon, Taxable Pension, 5.892%, 6/1/27	75,000	81
		81
Texas 0.0%		
Texas Transportation Commission, Build America 5.178%, 4/1/30	290,000	301
		301
Utah 0.1%		
Utah Transit Auth., Build America, 5.937%, 6/15/39	375,000	414
		414
Virginia 0.1%		
Univ. of Virginia, Build America, 5.00%, 9/1/40	415,000	418
Virginia Public Building Auth., Build America, 5.90%, 8/1/30	315,000	348
Virginia Transportation Board, Build America, 5.35%, 5/15/35	45,000	47
		813
Total Municipal Securities (Cost $6,332)		6,479
BOND MUTUAL FUNDS 19.3%		
T. Rowe Price Institutional Emerging Markets Bond Fund, 5.98% (9)(10)	6,340,185	60,992
T. Rowe Price Institutional High Yield Fund, 6.24% (9)(10)	7,137,170	71,943
T. Rowe Price Institutional International Bond Fund, 3.24% (9)(10)	5,766,180	60,891
Total Bond Mutual Funds (Cost $181,888)		193,826
EQUITY MUTUAL FUNDS 1.8%		
T. Rowe Price Institutional Emerging Markets Equity Fund (1)(10)	536,154	17,543
Total Equity Mutual Funds (Cost $12,374)		17,543

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $878,722)	$ 1,041,917
Receivable for investment securities sold	3,958
Interest and dividends receivable	2,895
Receivable for shares sold	1,632
Foreign currency (cost $51)	52
Other assets	1,637
Total assets	1,052,091
Liabilities	
Obligation to return securities lending collateral	34,603
Payable for investment securities purchased	13,040
Payable for shares redeemed	415
Investment management fees payable	270
Due to affiliates	100
Unrealized loss on swaps	33
Variation margin payable on futures contracts	25
Other liabilities	576
Total liabilities	49,062
NET ASSETS	$ 1,003,029
Net Assets Consist of:	
Undistributed net investment income	$ 5,049
Accumulated undistributed net realized loss	(34,312)
Net unrealized gain	163,126
Paid-in capital applicable to 59,648,582 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized	869,166
NET ASSETS	$ 1,003,029
NET ASSET VALUE PER SHARE	$ 16.82

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Personal Strategy Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Personal Strategy Income Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on July 29, 1994. The fund seeks the highest total return over time consistent with a primary emphasis on income and a secondary emphasis on capital growth. The fund pursues this objective by investing in a diversified portfolio typically consisting of about 40% stocks, 40% bonds, and 20% money market securities.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $9,000 for the year ended May 31, 2011. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On June 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in private investment companies are valued at the entity’s net asset value (or equivalent) as of the valuation date. Financial futures contracts are valued at closing settlement prices. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on May 31, 2011:

($000s)	Level 1	Level 2	Level 3	Total Value
	Quoted Prices	Significant Observable Inputs	Significant Unobservable Inputs	
Assets				
Investment in Securities, except:	$ 347,093	$ —	$ —	$ 347,093
Common Stocks	341,179	72,012	714	413,905
Preferred Stocks	—	784	—	784
Convertible Preferred Stocks	—	2,334	28	2,362
Convertible Bonds	—	311	—	311
Corporate Bonds	—	67,565	—	67,565
Asset-Backed Securities	—	7,181	—	7,181
Non-U.S. Government Mortgage-Backed Securities	—	15,696	—	15,696
U.S. Government & Agency Mortgage-Backed Securities	—	94,471	—	94,471
U.S. Government Agency Obligations (Excluding Mortgage-Backed)	—	46,378	—	46,378
Foreign Government Obligations & Municipalities	—	4,782	—	4,782
Municipal Securities	—	6,479	—	6,479
Private Investment Companies	—	—	307	307
Securities Lending Collateral	34,034	569	—	34,603
Total	$ 722,306	$ 318,562	$ 1,049	$ 1,041,917
Liabilities				
Swaps	$ —	$ 33	$ —	$ 33
Futures	25	—	—	25
Total	$ 25	$ 33	$ —	$ 58

Following is a reconciliation of the fund’s Level 3 holdings for the year ended May 31, 2011. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at May 31, 2011, totaled $(9,000) for the year ended May 31, 2011.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2011, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2011, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2011, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2011, the fund’s exposure to futures, based on underlying notional amounts, was generally between 0% and 2% of net assets.

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates and credit quality, to adjust overall exposure to certain markets, to enhance total return or protect the value of portfolio securities, to serve as a cash management tool, and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, index, or issuer thereof. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. Generally, the payment risk for the seller of protection is inversely related to the current market price of the underlying credit; therefore, the payment risk increases as the price of the relevant underlying credit declines due to market valuations of credit quality. As of May 31, 2011, the notional amount of protection sold by the fund totaled $540,000 (0.0% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2011, the fund’s exposure to swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At May 31, 2011, approximately 18% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in the market’s psychology. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

TBA Purchase and Sale Commitments During the year ended May 31, 2011, the fund entered into to be announced (TBA) purchase and/or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such mortgage-backed securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBA purchase transactions with the intention of taking possession of the underlying mortgage securities; however, for either purchase or sale transactions, the fund also may extend the settlement by “rolling” the transaction. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On May 31, 2011, the value of loaned securities was $33,958,000 and cash collateral investments totaled $34,603,000.

T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. During the year ended May 31, 2011, the fund was invested in the T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. (private fund), a private investment company managed by T. Rowe Price Associates, Inc. that participates in the Term Asset-Backed Securities Loan Facility (TALF) program created and administered by the Federal Reserve Bank of New York (FRBNY). The TALF program provided eligible borrowers with term loans secured by eligible asset-backed securities and/or commercial mortgage-backed securities, which were either owned by the borrower or purchased by the borrower and subsequently pledged as collateral for a TALF loan. TALF loans generally are nonrecourse in nature. The private fund is treated as a partnership for federal income tax purposes. It has a limited life extending five years from the date on which the TALF program closed for any new loans, which was June 30, 2010. The private fund can have two possible extensions (one year each) with the consent of a majority of its investors. Invested capital generally will be returned to investors as underlying securities are liquidated and the TALF loans are repaid or mature, with the balance paid at maturity of the private fund. Ownership interests in the private fund may not be redeemed, sold, or assigned. As of May 31, 2011, outstanding capital commitments may no longer be called by the private fund.

American and Global Depository Receipts The fund may invest in American Depository Receipts (ADRs) and/or Global Depository Receipts (GDRs), certificates issued by U.S. and international banks that represent ownership of foreign securities held by the issuing bank. ADRs and GDRs are transferable, trade on established markets, and entitle the holder to all dividends and capital gains paid by the underlying foreign security. Issuing banks generally charge a security administration fee. Such fees are included in custody and accounting expense in the accompanying Statement of Operations and totaled $2,000 for the year ended May 31, 2011.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. Collateral, both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund to a counterparty are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of May 31, 2011, no collateral had been posted by the fund to counterparties. In accordance with GAAP, cash pledged by counterparties to the fund is included in the fund’s net assets; however, securities pledged by counterparties to the fund are not recorded by the fund. As of May 31, 2011, collateral pledged by counterparties to the fund consisted of $100,000 cash.

At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. In accordance with the terms of the relevant derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity after the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $268,658,000 and $280,793,000, respectively, for the year ended May 31, 2011. Purchases and sales of U.S. government securities aggregated $188,432,000 and $171,031,000, respectively, for the year ended May 31, 2011.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income. Reclassifications between income and gain relate primarily the character of paydown gains and losses on asset-backed securities. For the year ended May 31, 2011, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended May 31, 2011 and May 31, 2010, totaled $23,165,000 and $20,180,000, respectively, and were characterized as ordinary income for tax purposes. At May 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and losses from certain derivative contracts for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended May 31, 2011, the fund utilized $29,597,000 of capital loss carryforwards. The fund’s unused capital loss carryforwards as of May 31, 2011, all expire in fiscal 2018. In accordance with federal income tax regulations applicable to investment companies, recognition of capital and/or currency losses on certain transactions realized between November 1 and the fund’s fiscal year-end is deferred for tax purposes until the subsequent year (post-October loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2011, expenses incurred pursuant to these service agreements were $184,000 for Price Associates; $337,000 for T. Rowe Price Services, Inc.; and $404,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to Price Associates. To ensure that the fund does not incur duplicate fees, Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the year ended May 31, 2011, are as follows:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Personal Strategy Funds, Inc. and
Shareholders of T. Rowe Price Personal Strategy Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Personal Strategy Income Fund (one of the portfolios comprising T. Rowe Price Personal Strategy Funds, Inc., hereafter referred to as the “Fund”) at May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 15, 2011

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $508,000 from short-term capital gains.

For taxable non-corporate shareholders, $6,916,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $4,969,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. Under the Contract, the fund pays a fee to the Advisor composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board determined that it would be appropriate to introduce another breakpoint into the group fee rate, effective May 1, 2011, to allow fund shareholders to participate in additional economies of scale. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including reductions of the management fee that resulted from the fund’s investments in T. Rowe Price institutional funds) was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio was below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract (including the fees to be charged for services thereunder).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
2001	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1994

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Cofounder and Partner, Blackstone
2001	Real Estate Advisors, L.P. (1992 to present); Director, General Growth
Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc. (1984
2009	to 2008)

*Each independent director oversees 129 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[129]	Inc.; Chairman of the Board and Director, T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer, and
Director, T. Rowe Price International; Chief Executive Officer, Chairman
of the Board, Director, and President, T. Rowe Price Trust Company;
Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[74]	Trust Company; Vice President, Personal Strategy Funds

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Personal Strategy Funds	Principal Occupation(s)

Christopher D. Alderson (1962)	Director and President-International Equity,
Vice President	T. Rowe Price International; Director and Vice
President, Price Hong Kong and Price Singapore;
Vice President, T. Rowe Price Group, Inc.

E. Frederick Bair, CFA, CPA (1969)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Jerome A. Clark, CFA (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Kimberly E. DeDominicis (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Ian D. Kelson (1956)	President-International Fixed Income, T. Rowe
Vice President	Price International; Vice President, T. Rowe
Price and T. Rowe Price Group, Inc.

John H. Laporte, CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Edmund M. Notzon III, Ph.D., CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., T. Rowe Price International, T. Rowe
Price Investment Services, Inc., and T. Rowe
Price Trust Company

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, Price Hong Kong, Price Singapore,
T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe
Price International, and T. Rowe Price Retirement
Plan Services, Inc.

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Guido F. Stubenrauch (1970)	Vice President, T. Rowe Price
Vice President

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,539,000 and $1,879,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Personal Strategy Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 15, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 15, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	July 15, 2011